Exhibit 99.1

Ooma Reports Third Quarter Fiscal 2016 Financial Results

- Record Revenue of $23.5 Million; Up 28% Year-Over-Year

Palo Alto, California – Tuesday, December 1, 2015 - Ooma, Inc. (NYSE: OOMA), a leading smart business and home communications company, today released financial results for the third quarter ended October 31, 2015.

Third Quarter Fiscal 2016 Financial Highlights:

•

Revenue : Total revenue of $23.5 million, up 28% year-over-year. Subscription and services revenue increased 36% to $19.5 million, and was 83% of total revenue. Product and other revenue increased 1% to $4.0 million, and was 17% of total revenue.

•

Net Loss : GAAP net loss was $3.5 million, or $0.21 per basic and diluted share, compared to GAAP net loss of $1.7 million, or $0.72 per basic and diluted share, in the third quarter of fiscal 2015. Non-GAAP net loss was $2.0 million, or $0.12 per basic and diluted share, compared to non-GAAP net loss of $1.1 million, or $0.48 per basic and diluted share, in the third quarter of fiscal 2015. For more information about non-GAAP net loss, see the section below titled “Non-GAAP Financial Measures” and the reconciliation from GAAP net loss at the end of this earnings release.

“I am pleased with our solid third quarter results, which demonstrate the strength and quality of our unique hybrid SaaS platform,” said Eric Stang, chief executive officer of Ooma. “Looking forward, we anticipate continued strong customer adoption of both our Office and Residential communications services, the main drivers of our business. In addition, we will continue to invest in new innovative services for small business, home and mobile customers to capitalize further on the significant potential of the Ooma platform.”

Recent Business Highlights:

•	Released an updated Talkatone app for Android and iOS, to make it easier for new users to register and to improve the user experience
•	Added an additional OEM partner who will offer residential services utilizing the Ooma platform
•	Ranked one of North America’s fastest growing companies by Deloitte’s 2015 Technology Fast 500™.

•	Named one of the fastest growing private companies of 2015 by leading Bay Area business media organizations, Silicon Valley Business Journal and San Francisco Business Times.

Business Outlook:

For the fourth quarter fiscal 2016, Ooma expects to report:

•	Total revenue in the range of $24.5 million to $25.0 million
•	Non-GAAP net loss in the range of $1.7 million to $2.0 million
•	Non-GAAP net loss per share in the range of $0.10 to $0.12 based on approximately 17 million basic and diluted weighted average common shares outstanding

For the full year fiscal 2016, Ooma expects to report:

•	Total revenue in the range of $89.0 million to $89.5 million
•	Non-GAAP net loss in the range of $8.6 million to $8.9 million
•	Non-GAAP net loss per share in the range of $0.85 to $0.88, based on 10.1 million basic and diluted weighted average common shares outstanding

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time on December 1, 2015. The news release with the financial results will be accessible from the company’s website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (888) 481-2877, using conference code 7487374. International parties can access the call by dialing +1 (719) 325-2177, using conference code 7487374.

The webcast will be accessible on Ooma’s investor relations website at http://investors.ooma.com for a period of one year. A telephonic replay of the conference call will be available through Tuesday, December 8, 2015. To access the replay, parties in the United States and Canada should call +1 (888) 203-1112 and enter conference code 7487374. International parties should call +1 (719) 457-0820 and enter conference code 7487374.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net loss, non-GAAP net loss per share, non-GAAP gross profit and gross margin, non-GAAP operating loss, and Adjusted EBITDA. These non-GAAP financial measures exclude non-cash stock-based compensation expense, amortization of intangibles, the change in the fair value of our convertible preferred stock warrants, as well as the write-off of non-cash deferred debt issuance costs, change in fair value of our acquisition-related contingent consideration and income tax benefit. These non-GAAP financial measures are presented to enhance investors’ understanding of the results of Ooma’s core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma’s core operating performance, and are used by the company’s management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company’s performance by facilitating a meaningful comparison of the company’s core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma’s financial performance and the respective non-GAAP measures should be considered together. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.

Ooma is unable to reconcile the forward-looking projections of non-GAAP net loss and Non-GAAP EPS loss to GAAP net loss and net loss per share because the nature and amount of the constituent adjustments cannot be estimated at this time.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, statements regarding future economic performance, finances, and expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “anticipates,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. In particular, this press release includes forward looking statements regarding the trend of communications moving to the cloud, building brand awareness and offering additional connected services. Although the forward-looking statements contained in this presentation are based upon information available at the time the statements are made and reflect management’s good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; intense competition; our reliance on retailers and reseller partnerships to sell our products; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; our limited operating history; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including the risk factors contained in our final prospectus filed with the SEC on July 17, 2015. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma

Founded in 2004, Ooma creates new communications experiences for small businesses and consumers. Its smart platform serves as a communications hub, offering cloud-based telephony and other connected services. Its telephony services combine PureVoice™ HD call quality and innovative features with mobile applications for reliable anytime, anywhere calling. Ooma has been ranked the No. 1 home phone service for overall satisfaction and value for five consecutive years by the leading consumer research publication. Ooma is also partnering with connected device makers to create smarter offices and homes. Ooma is available in stores and online from leading retailers.

Ooma, PureVoice and the Ooma logo are trademarks of Ooma, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.

CONTACT:

Investor Relations:

Cynthia Hiponia or Erin Rheaume

The Blueshirt Group for Ooma, Inc.

ir@ooma.com

(650) 300-1480

Public Relations:

Inez Be

Access Communications

TeamOoma@accesspr.com

(415) 844-6254

OOMA, INC

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

(unaudited)

	October 31,	January 31,
	2015	2015
Assets
Current assets:
Cash and cash equivalents	$57,285	$9,133
Accounts receivable, net	6,247	4,394
Inventories	5,789	8,081
Deferred inventory costs	2,674	2,248
Prepaid expenses and other current assets	1,440	945
Total current assets	73,435	24,801

Property and equipment, net	3,543	2,893
Intangible assets, net	983	1,278
Goodwill	1,117	1,117
Other assets	730	1,188
Total assets	$79,808	$31,277

Liabilities, convertible preferred stock and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$6,361	$3,967
Accrued expenses	12,793	10,313
Short-term debt	679	1,562
Convertible preferred stock warrant liability	—	474
Deferred revenue	15,549	14,348
Total current liabilities	35,382	30,664

Long-term debt	118	10,398
Convertible preferred stock warrant liability non - current	—	743
Other long-term liabilities	224	980
Total liabilities	35,724	42,785

Convertible preferred stock	—	33,637

Stockholders' equity (deficit):
Common stock	2	—
Additional paid-in capital	105,707	5,611
Accumulated deficit	(61,625)	(50,756)
Total stockholders' equity (deficit)	44,084	(45,145)
Total liabilities, convertible preferred stock and stockholders' equity (deficit)	$79,808	$31,277

OOMA, INC

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except share and per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,	October 31,	October 31,	October 31,
	2015	2014	2015	2014
Revenue:
Subscription and services	$19,470	$14,316	$52,495	$37,904
Product and other	4,006	3,971	11,969	13,383
Total revenue	23,476	18,287	64,464	51,287

Cost of revenue:
Subscription and services	6,715	4,830	18,649	13,052
Product and other	4,277	4,065	12,067	12,610
Total cost of revenue	10,992	8,895	30,716	25,662
Gross profit	12,484	9,392	33,748	25,625

Operating expenses:
Sales and marketing	7,539	5,958	20,247	15,518
Research and development	4,948	3,365	13,329	8,596
General and administrative	3,499	1,565	9,666	3,783
Total operating expenses	15,986	10,888	43,242	27,897
Loss from operations:	(3,502)	(1,496)	(9,494)	(2,272)
Other income (expense):
Interest expense, net	(10)	(61)	(902)	(165)
Change in fair value of warrants	—	(151)	(442)	(366)
Other (expense) income, net	(19)	(11)	(31)	(20)
Loss before income taxes:	(3,531)	(1,719)	(10,869)	(2,823)
Income tax benefit	—	—	—	502
Net loss	$(3,531)	$(1,719)	$(10,869)	$(2,321)

Net loss per share of common stock:
Basic and diluted	$(0.21)	$(0.72)	$(1.38)	$(1.04)
Weighted-average number of shares used in per share amounts:
Basic and diluted	16,703,852	2,379,125	7,875,761	2,221,414

OOMA, INC

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amount in thousands)

	Three Months Ended		Nine Months Ended
	October 31,	October 31,	October 31,	October 31,
	2015	2014	2015	2014
Cash flows from operating activities:
Net loss	$(3,531)	$(1,719)	$(10,869)	$(2,321)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	1,436	76	2,725	171
Depreciation and amortization	376	232	1,046	644
Amortization of intangible assets	98	111	295	207
Deferred income taxes	—	—	—	(502)
Non-cash interest expense	—	12	64	40
Write-off of non-cash deferred debt issuance costs	—	—	332	—
Change in fair value of acquisition related contingent consideration	43	241	167	334
Change in fair value of warrant liability	—	151	442	366
Changes in operating assets and liabilities:
Accounts receivable	(1,324)	416	(1,853)	(1,801)
Inventories	1,432	(3,304)	2,292	(6,038)
Deferred inventory costs	(984)	(397)	(426)	(1,080)
Prepaid expenses and other assets	(353)	(767)	(531)	(396)
Accounts payable and accrued expenses	1,216	364	4,509	2,932
Other long term liabilities	(26)	(30)	(88)	17
Deferred revenue	1,571	1,311	1,199	4,035
Net cash used in operating activities	(46)	(3,303)	(696)	(3,392)
Cash flows from investing activities:
Purchases of property and equipment	(251)	(499)	(1,117)	(961)
Business acquisition, net of cash assumed	—	—	—	(672)
Net cash used in investing activities	(251)	(499)	(1,117)	(1,633)
Cash flows from financing activities:
Proceeds from initial public offering, net	(1,545)	—	57,303	—
Proceeds from Series Beta preferred stock, net	—	—	5,000	—
Repayment of debt and capital leases	(163)	(348)	(11,457)	(1,081)
Proceeds from issuance of debt		4,984	-	4,984
Payment of preferred warrant liability	—	—	(584)	—
Payment of acquisition related earn-out	—	—	(475)	—
Proceeds from issuance of common stock related to warrants and employee stock benefit plans	117	246	178	385
Net cash (used in) provided by financing activities	(1,591)	4,882	49,965	4,288
Net (decrease) increase in cash and cash equivalents	(1,888)	1,080	48,152	(737)
Cash and cash equivalents at beginning of period	59,173	4,547	9,133	6,364
Cash and cash equivalents at end of period	$57,285	$5,627	$57,285	$5,627

OOMA, INC

Reconciliation of Non-GAAP Financial Measures

Impact of Non-GAAP Adjustments on Reported Net Loss

(Amounts in thousands, except percentages and per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,	October 31,	October 31,	October 31,
	2015	2014	2015	2014
Revenue	$23,476	$18,287	$64,464	$51,287
Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP Gross Profit	$12,484	$9,392	$33,748	$25,625
Stock-based compensation expense	138	5	261	14
Amortization of intangibles	41	57	123	81
Non-GAAP Gross Profit	$12,663	$9,454	$34,132	$25,720

Gross Margin on a GAAP basis	53%	51%	52%	50%
Gross Margin on a Non-GAAP basis	54%	52%	53%	50%

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
GAAP Operating Loss	$(3,502)	$(1,496)	$(9,494)	$(2,272)
Stock-based compensation expense	1,436	76	2,725	171
Amortization of intangibles	98	111	295	207
Fair value of acquisition-related contingent consideration	43	241	167	334
Non-GAAP Operating Loss	$(1,925)	$(1,068)	$(6,307)	$(1,560)

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss:
GAAP Net Loss	$(3,531)	$(1,719)	$(10,869)	$(2,321)
Stock-based compensation expense	1,436	76	2,725	171
Amortization of intangibles	98	111	295	207
Fair value of acquisition-related contingent consideration	43	241	167	334
Change in fair value of warrant liability	—	151	442	366
Write-off of non-cash deferred debt issuance costs	—	—	332	—
Income tax benefit	—	—	—	(502)
Non-GAAP Net Loss	$(1,954)	$(1,140)	$(6,908)	$(1,745)

Reconciliation of Basic and Diluted Net Loss per Share on a GAAP Basis to Basic and Diluted Net Loss per Share on a Non-GAAP Basis:
Basic and Diluted Net Loss per share on a GAAP basis	$(0.21)	$(0.72)	$(1.38)	$(1.04)
Stock-based compensation expense	0.09	0.03	0.35	0.08
Amortization of intangibles	—	0.05	0.04	0.09
Fair value of acquisition-related contingent consideration	—	0.10	0.02	0.15
Change in fair value of warrant liability	—	0.06	0.05	0.16
Write-off of non-cash deferred debt issuance costs	—	—	0.04	—
Income tax benefit	—	—	—	(0.23)
Basic and Diluted Net Loss per share on a Non-GAAP basis	$(0.12)	$(0.48)	$(0.88)	$(0.79)

Reconciliation of Net Loss to Adjusted EBITDA:
Net Loss	$(3,531)	$(1,719)	$(10,869)	$(2,321)
Reconciling items:
Interest expense, net	10	61	570	165
Write-off of non-cash deferred debt issuance costs	—	—	332	—
Other income and expense, net	19	11	31	20
Depreciation and amortization	376	232	1,046	644
Amortization of intangibles	98	111	295	207
Stock - based compensation expense	1,436	76	2,725	171
Income tax benefit	—	—	—	(502)
Change in fair value of warrants	—	151	442	366
Change in fair value of acquisition-related contingent consideration	43	241	167	334
Adjusted EBITDA	$(1,549)	$(836)	$(5,261)	$(916)